Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES ISSUED BY

IMPERIAL HOLDINGS, INC.

This form, or one substantially equivalent hereto, must be used to exercise rights pursuant to the rights offering described in a prospectus supplement, dated May 21, 2015 to a prospectus dated September 24, 2014 (collectively, the “Prospectus”) of Imperial Holdings, Inc., a Florida corporation (the “Company”), if a holder of rights cannot deliver the certificate(s) evidencing the rights (the “Subscription Rights Certificate(s)”) to the Subscription Agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., New York City time, on June 15, 2015 (the “Expiration Time”). Such form must be delivered by hand, first class mail, express mail, courier or other expedited service to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Time.

Payment of the subscription price of $5.75 per share for each right exercised must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to the Expiration Time even if the Subscription Rights Certificate(s) evidencing such rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof.

The Subscription Agent is: American Stock Transfer & Trust Company, LLC.

By First Class Mail:	By Hand, Express Mail, Courier or other Expedited Service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department PO Box 2042 New York, NY 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

DELIVERY OF THIS INSTRUMENT OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

If you have any questions or need further information about the rights offering, please contact D.F. King & Co., toll free at 877-478-5045.

Ladies and Gentleman:

The undersigned hereby represents that the undersigned is the holder of Subscription Rights Certificate(s) representing [            ] rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the rights represented by such Subscription Rights Certificates(s).

The undersigned understands that payment of the subscription price of $5.75 per share for each right exercised must be received by the Subscription Agent at or before the Expiration Time and represents that such payment, in the aggregate amount of $[            ] either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith or,

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

☐	Certified check

☐	Bank draft (cashier’s check)

Please complete the following for any type of check:

Name of Maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank or other institution on which Check is drawn or issuer of money order:

Signature(s)	Address

Name(s)
(please type or print)

Area Code and Tel. No.

Subscription Rights Certificates (No(s). (if available)

GUARANTEE OF DELIVERY

(Not To Be Used For Subscription Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the Expiration Date.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate(s) to the Subscription Agent within the time period shown in the Prospectus, dated May 21, 2015, of Imperial Holdings, Inc. Failure to do so could result in a financial loss to such institution.

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